Note 3 - Regulated Operations	12 Months Ended
Dec. 31, 2013
Regulatory Assets and Liabilities Disclosure [Abstract]
Schedule of Regulatory Assets and Liabilities [Text Block]

Note 3 – Regulated Operations

We account for the financial effects of regulation in accordance with authoritative guidance related to regulated entities whose rates are designed to recover the costs of providing service. In accordance with this guidance, incurred costs and estimated future expenditures that would otherwise be charged to expense in the current period are capitalized as regulatory assets when it is probable that such costs or expenditures will be recovered in rates in the future. Similarly, we recognize regulatory liabilities when it is probable that regulators will require customer refunds through future rates or when revenue is collected from customers for estimated expenditures that have not yet been incurred. Generally, regulatory assets are amortized into expense and regulatory liabilities are amortized into income over the period authorized by the regulatory commissions. Our regulatory assets and liabilities as of December 31, are summarized in the following table.

In millions	2013	2012
Regulatory assets
Recoverable regulatory infrastructure program costs	$48	$47
Recoverable ERC	45	38
Recoverable pension and retiree welfare benefit costs	9	19
Other	60	41
Total regulatory assets - current	162	145
Recoverable ERC	433	438
Recoverable pension and retiree welfare benefit costs	99	196
Recoverable regulatory infrastructure program costs	87	167
Long-term debt fair value adjustment	82	90
Other	36	53
Total regulatory assets - long-term	737	944
Total regulatory assets	$899	$1,089
Regulatory liabilities
Accrued natural gas costs	$92	$93
Bad debt over collection	41	37
Accumulated removal costs	27	16
Other	23	15
Total regulatory liabilities - current	183	161
Accumulated removal costs	1,445	1,393
Regulatory income tax liability	27	27
Unamortized investment tax credit	26	29
Bad debt over collection	17	17
Other	3	11
Total regulatory liabilities - long-term	1,518	1,477
Total regulatory liabilities	$1,701	$1,638

Our regulatory assets are probable of recovery. Base rates are designed to provide both a recovery of cost and a return on investment during the period rates are in effect. As such, all of our regulatory assets recoverable through base rates are subject to review by the respective state regulatory commission during future rate proceedings. We are not aware of evidence that these costs will not be recoverable through either rate riders or base rates, and we believe that we will be able to recover such costs consistent with our historical recoveries.

In the event that the provisions of authoritative guidance related to regulated operations were no longer applicable, we would recognize a write-off of regulatory assets that would result in a charge to net income and be classified as an extraordinary item. Additionally, while some regulatory liabilities would be written off, others would continue to be recorded as liabilities, but not as regulatory liabilities.

Although the natural gas distribution industry is competing with alternative fuels, primarily electricity, our utility operations continue to recover their costs through cost-based rates established by the state regulatory commissions. As a result, we believe that the accounting prescribed under the guidance remains appropriate. It is also our opinion that all regulatory assets are recoverable in future rate proceedings, and therefore we have not recorded any regulatory assets that are recoverable but are not yet included in base rates or contemplated in a rate rider or proceeding. The regulatory liabilities that do not represent revenue collected from customers for expenditures that have not yet been incurred are refunded to ratepayers through a rate rider or base rates. If the regulatory liability is included in base rates, the amount is reflected as a reduction to the rate base used to periodically set base rates.

The majority of our regulatory assets and liabilities listed in the preceding table are included in base rates except for the regulatory infrastructure program costs, ERC, bad debt, natural gas and energy efficiency costs, which are recovered through specific rate riders on a dollar-for-dollar basis. The rate riders that authorize the recovery of regulatory infrastructure program costs and natural gas costs include both a recovery of cost and a return on investment during the recovery period. Nicor Gas’ rate riders for environmental costs and energy efficiency costs provide a return of investment and expense including short-term interest on reconciliation balances. However, there is no interest associated with the under or over collections of bad debt expense.

Nicor Gas’ pension and retiree welfare benefit costs have historically been considered in rate proceedings in the same period they are accrued under GAAP. As a regulated utility, Nicor Gas expects to continue rate recovery of the eligible costs of these defined benefit retirement plans and, accordingly, associated changes in the funded status of Nicor Gas’ plans have been deferred as a regulatory asset or liability until recognized in net income, instead of being recognized in OCI. The Illinois Commission presently does not allow Nicor Gas the opportunity to earn a return on its recoverable retirement benefit costs. Such costs are expected to be recovered over a period of 11 years. The regulatory assets related to debt are also not included in rate base, but the costs are recovered over the term of the debt through the authorized rate of return component of base rates.

Environmental Remediation Costs We are subject to federal, state and local laws and regulations governing environmental quality and pollution control. These laws and regulations require us to remove or remedy the effect on the environment of the disposal or release of specified substances at current and former operating sites. Our ERC liabilities are estimates of future remediation costs for investigation and cleanup of our former operating sites that are contaminated. Our estimates are based on conventional engineering estimates and the use of probabilistic models of potential costs when such estimates cannot be made, on an undiscounted basis. As cleanup options and plans mature and cleanup contracts are entered into, we are increasingly able to provide conventional engineering estimates of the likely costs of many elements of the remediation program. These estimates contain various engineering assumptions, which we refine and update on an ongoing basis. These liabilities do not include other potential expenses, such as unasserted property damage claims, personal injury or natural resource damage claims, legal expenses or other costs for which we may be held liable but for which we cannot reasonably estimate an amount.

Our accrued ERC costs are not regulatory liabilities; however they are deferred as a corresponding regulatory asset until the costs are recovered from customers. These recoverable ERC assets are a combination of accrued ERC liabilities and recoverable cash expenditures for investigation and cleanup costs. We primarily recover these deferred costs through three rate riders that authorize dollar-for-dollar recovery. We expect to collect $45 million in revenues over the next 12 months, which is reflected as a current regulatory asset. We recovered $24 million in 2013, $13 million in 2012 and $5 million in 2011 from our ERC rate riders. The following table provides more information on the costs related to remediation of our former operating sites.

In millions	# of sites	Probabilistic model cost estimates (2)	Engineering estimates (2)	Amount recorded	Expected costs over next 12 months	Cost recovery period (years)
Illinois (1)	24	$209 - $458	$42	$251	$38	As incurred	(3)
New Jersey	6	139 - 233	6	145	18	7	(3)
Georgia and Florida	13	28 - 112	8	40	7	5
North Carolina	1	n/a	11	11	7	No recovery
Total	44	$376 - $803	$67	$447	$70

(1)	Nicor Gas and Commonwealth Edison Company are parties to an agreement to cooperate equally in cleaning up residue at 23 sites.

(2)	Material cleanups have not been completed for 26 sites. Therefore precise estimates are not available for future cleanup costs and considerable variability remains in future cost estimates.

(3)	Includes recovery of carrying costs on unrecovered expenditures.

Bad Debt Rider Nicor Gas’ bad debt rider provides for the recovery from, or refund to, customers of the difference between Nicor Gas’ actual bad debt experience on an annual basis and a benchmark bad debt expense of $63 million, as determined by the Illinois Commission in February 2010. The over recovery is recorded as an increase to operating expenses on our Consolidated Statements of Income and a regulatory liability on our Consolidated Statements of Financial Position until refunded to customers. In the period refunded, operating expenses are reduced and the regulatory liability is reversed. The actual bad debt experience and resulting refunds are shown in the following table.

	Bad debt	Total	Amount refunded in		Amount to be refunded in
In millions	experience	refund	2012	2013	2014	2015
2013	$21	$42	$-	$-	$25	$17
2012	23	40	-	24	16	-
2011	31	32	19	13	-	-

Accumulated Removal Costs In accordance with regulatory treatment, our depreciation rates are comprised of two cost components - historical cost and the estimated cost of removal, net of estimated salvage, of certain regulated properties. We collect these costs in base rates through straight-line depreciation expense, with a corresponding credit to accumulated depreciation. Because the accumulated estimated removal costs are not a generally accepted component of depreciation, but meet the requirements of authoritative guidance related to regulated operations, we have reclassified them from accumulated depreciation to the accumulated removal cost regulatory liability in our Consolidated Statements of Financial Position. In the rate setting process, the liability for these accumulated removal costs is treated as a reduction to the net rate base upon which our regulated utilities have the opportunity to earn their allowed rate of return.

Regulatory Infrastructure ProgramsWe have infrastructure improvement programs at several of our utilities. Descriptions of these are as follows.

Atlanta Gas LightBy order of the Georgia Commission (through a joint stipulation and a subsequent settlement agreement between Atlanta Gas Light and the Georgia Commission), Atlanta Gas Light began a pipeline replacement program to replace all bare steel and cast iron pipe in its system by December 2013.

The order provides for recovery of all prudent costs incurred in the performance of the program, which Atlanta Gas Light has recorded as a regulatory asset. Atlanta Gas Light will recover from end-use customers, through billings to Marketers, the costs related to the program net of any cost savings from the program. All such amounts will be recovered through a combination of straight-fixed-variable rates and a pipeline replacement revenue rider. The regulatory asset has two components: (i) the revenues recognized to date that have not yet been recovered from customers through the rate riders, and (ii) the future expected costs to be recovered through the base rates.

Atlanta Gas Light has recorded a current regulatory asset of $48 million, which represents the amount of recognized revenues expected to be collected from customers over the next 12 months. Atlanta Gas Light has also recorded a non-current asset of $87 million, which represents the expected future collection of revenues already recognized. The amounts recovered from the pipeline replacement revenue rider during the last three years were:

●	$49 million in 2013

●	$51 million in 2012

●	$48 million in 2011

Atlanta Gas Light capitalizes and depreciates the capital expenditure costs incurred from the pipeline replacement program over the life of the assets. Operation and maintenance costs are expensed as incurred. Recoveries, which are recorded as revenue, are based on a formula that allows Atlanta Gas Light to recover operation and maintenance costs in excess of those included in its current base rates, depreciation expense and an allowed rate of return on capital expenditures. In the near term, the primary financial impact to Atlanta Gas Light from the pipeline replacement program is reduced cash flow from operating and investing activities, as the timing related to cost recovery does not match the timing of when costs are incurred. However, Atlanta Gas Light is allowed the recovery of carrying costs on the under-recovered balance resulting from the timing difference.

Our STRIDE program is comprised of the Integrated System Reinforcement Program (i-SRP), the Integrated Customer Growth Program (i-CGP), the pipeline replacement program that ended in 2013, and a new component, the Integrated Vintage Plastic Replacement Program (i-VPR). The purpose of the i-SRP is to upgrade our distribution system and liquefied natural gas facilities in Georgia, improve our peak-day system reliability and operational flexibility, and create a platform to meet long-term forecasted growth. Our i-CGP authorizes Atlanta Gas Light to extend its pipeline facilities to serve customers in areas without pipeline access and create new economic development opportunities in Georgia. All related costs will be recovered through a surcharge. The STRIDE program requires us to file an updated ten-year forecast of infrastructure requirements under i-SRP along with a new construction plan every three years for review and approval by the Georgia Commission.

The purpose of the i-VPR program is to replace aging plastic pipe that was installed primarily in the mid-1960’s to the early 1980’s. We have identified approximately 3,300 miles of vintage plastic mains in our system that potentially should be considered for replacement over the next 15 - 20 years as it reaches the end of its useful life. On August 6, 2013, the Georgia Commission approved the replacement of 756 miles of vintage plastic pipe over four years at an estimated cost of $275 million. Additional reporting requirements and monitoring by the staff of the Georgia Commission were also included in the stipulation, which authorized a phased-in approach to funding the program through a monthly rider surcharge of $0.48 per customer through December 2014. This will be increased to $0.96 beginning in January 2015 and to $1.45 beginning in January 2016 and will continue through 2025.

Elizabethtown Gas In 2009, the New Jersey BPU approved the enhanced infrastructure program for Elizabethtown Gas, which was created in response to the New Jersey Governor’s request for utilities to assist in the economic recovery by increasing infrastructure investments. In May 2011, the New Jersey BPU approved Elizabethtown Gas’ request to spend an additional $40 million under this program before the end of 2012. Costs associated with the investment in this program are recovered through periodic adjustments to base rates that are approved by the New Jersey BPU. In August 2013, the New Jersey BPU approved the recovery of investments under this program through a permanent adjustment to base rates.

Additionally, in August 2013, we received approval from the New Jersey BPU for an extension of the accelerated infrastructure replacement program that we filed in July 2012. The approval allows for infrastructure investment of $115 million over four years, effective as of September 1, 2013. Carrying charges on the additional capital expenditures will be deferred at a weighted average cost for capital of 6.65%. Unlike the previous program, there will be no adjustment to base rates for the investments under the extended program until Elizabethtown Gas files its next rate case. We agreed to file a general rate case by September 2016.

On September 3, 2013, Elizabethtown Gas filed for a Natural Gas Distribution Utility Reinforcement Effort (ENDURE), a program that will improve our distribution system’s resiliency against coastal storms and floods. Under the proposed plan, Elizabethtown Gas will invest $15 million in infrastructure and related facilities and communication planning over a one year period beginning January 2014. Elizabethtown Gas is proposing to accrue and defer carrying charges on the investment until its next rate case proceeding.

Virginia Natural Gas On June 25, 2012, the Virginia Commission approved SAVE, an accelerated infrastructure replacement program, which is expected to be completed over a five-year period. The program permits a maximum capital expenditure of $25 million per year, not to exceed $105 million in total. SAVE is subject to annual review by the Virginia Commission. We began recovering program costs through a rate rider that was effective August 1, 2012. On May 1, 2013, we filed our annual SAVE rate update detailing the first-year performance and our expected future budget, which is subject to review and approval by the Virginia Commission. The rate update was approved with minor modifications by the Virginia Commission on July 23, 2013 and became effective as of August 1, 2013. On May 1, 2013, the Virginia Commission approved our CARE plan, which includes a limited set of conservation programs and measures at a cost of $2 million over a three-year period. The CARE plan became effective June 1, 2013.

Investment Tax Credits Deferred investment tax credits associated with distribution operations are included as a regulatory liability in our Consolidated Statements of Financial Position. These investment tax credits are being amortized over the estimated lives of the related properties as credits to income tax expense.

RegulatoryIncome Tax Liability For our regulated utilities, we also measure deferred income tax assets and liabilities using enacted income tax rates. Thus, when the statutory income tax rate declines before a temporary difference has fully reversed, the deferred income tax liability must be reduced to reflect the newly enacted income tax rates. However, the amount of the reduction is transferred to our regulatory income tax liability, which we are amortizing over the lives of the related properties as the temporary differences reverse over approximately 30 years.

Other Regulatory Assets and Liabilities Our recoverable pension and retiree welfare benefit plan costs for our utilities other than Nicor Gas are expected to be recovered through base rates over the next 2 to 21 years, based on the remaining recovery periods as designated by the applicable state regulatory commissions. This category also includes recoverable seasonal rates, which reflect the difference between the recognition of a portion of Atlanta Gas Light’s residential base rates revenues on a straight-line basis as compared to the collection of the revenues over a seasonal pattern. These amounts are fully recoverable through base rates within one year.

In September 2013, Nicor Gas filed its second Energy Efficiency Plan, which outlines program offerings and therm reduction goals with spending of $93 million over the three-year period June 2014 through May 2017. Nicor Gas’ first Energy Efficiency Program is currently in its third year and will end in May 2014. Although there is no statutory deadline for approval of gas utility plans, Nicor Gas requested approval in the same five-month timeframe, or by March 1, 2014, as established by statute for electric utilities. The new plan must be implemented by June 1, 2014.